SkyHarbour

2024 Q4 Earnings Webcast

March 27th, 2025


SkyHarbour

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future; Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts; and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2025, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.



SkyHarbour

PRESENTERS



TAL
KEINAN

Chief
Executive Officer



FRANCISCO
GONZALEZ

Chief
Financial Officer



TIM
HERR

Treasurer and
SVP Finance



MICHAEL
SCHMITT

Chief Accounting
Officer



TORI
PETRO

Accounting &
Finance Manager

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Construction Accelerating, Increasing Revenues

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)



250
200
150
100
50
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24

QUARTERLY REVENUES

(In millions)



5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24

OPERATING EXPENSES*

(In millions)



4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
Q3 '24
Q4 '24

SG&A**

(In millions)



6.0
5.0
4.0
3.0
2.0
1.0
0.0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24

OPERATING RESULTS

(In millions)



0
-1
-2
-3
-4
-5
-6
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
Q3 '24
Q4 '24

NET CASH FLOW USED IN OPERATING ACTIVITIES

(In millions)



0
-2
-4
-6
-8
-10
-12
-14
-16
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
Q3 '24
Q4 '24

*Expenses represent Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 10k

**SG&A represents Pursuit and marketing expenses, Employee compensation and benefits, and General and administrative expense lines in 10k

SKY HARBOUR CAPITAL - PABS OBLIGATED GROUP

Results Awaiting Expected Step Up in 2025 with Three New Campus Openings

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)



200
150
100
50
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

QUARTERLY REVENUES

(In millions)



3.5
3
2.5
2
1.5
1
0.5
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

OPERATING EXPENSES

(In millions)



3.5
3
2.5
2
1.5
1
0.5
0
Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24

SG&A

(In millions)



1.0
0.8
0.6
0.4
0.2
0.0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

OPERATING RESULTS

(In millions)



1.1
0.6
0.1
-0.4
-0.9
-1.4
Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES

(In millions)



3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24

ADJUSTED EBITDA

Commencement of Reporting of Quarterly and Annual Adjusted EBITDA

Adjusted EBITDA defined as net income before:

(i) depreciation and amortization expense
(ii) interest expense
(iii) interest income
(iv) non-cash stock-based compensation expense
(v) non-cash gains and losses resulting from the change in fair value of our liability-classified warrants
(vi) non-cash operating lease expense
(vii) non-cash operating lease income
(viii) provision for income taxes
(ix) Other non-cash expenses, including, but not limited to, the impairment of long-lived assets, gains or losses arising from the disposition of assets, losses on extinguishment of debt, and other non-cash non-operating expenses.

	FY'22	FY'23	FY'24	Q4'24
Net loss	**(13,678)**	**(25,441)**	**(53,683)**	**(15,948)**
Add (subtract):				
Depreciation and amortization	695	2,278	2,706	789
Interest expense	-	541	715	157
Interest income and realized gain from sales of available-for-sale securities	(98)	(737)	(1,961)	(162)
Change in fair value of warrant liabilities	(5,082)	8,644	34,515	10,585
Stock-based compensation	1,217	2,259	3,918	905
Non-cash operating lease expense	1,960	2,121	4,651	1,376
Non-cash operating lease income	10	(239)	(109)	(67)
Adjusted EBITDA	**(14,976)**	**(10,574)**	**(9,248)**	**(2,365)**

*supplemental in nature and a financial measure not calculated in accordance with GAAP

SITE ACQUISITION

Accelerated Acquisition Pace: Short-Term Investment Drives Long-Term Value



Potential Revenue Opportunity at SHER Stabilization
$200mm
$180mm
$160mm
$140mm
$120mm
$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
Sep-23
Oct-23
PWK
Nov-23
Dec-23
BDL
POU
Jan-24
Feb-24
Mar-24
SJC
ORL
Apr-24
May-24
SWF
IAD
Jun-24
Jul-24
Aug-24
SLC
Sep-24
Oct-24
Nov-24
Dec-24
CMA
TTN
Q1 25
BFI
2025
Airfield by Expected Lease Commencement Date



PABs 6
Operating
Construction
Development
Q4'24-Q1'25 Win

Note: Revenue figures use forecasted rent and fuel revenues at airfields with existing ground leases. Sky Harbour Equivalent Rent (SHER), a measure of forecasted rent and fuel revenues, is used for future airfields. Available Revenue represents potential revenue in first full stabilized year of operations (stabilization defined as a completed airfield that has reach 95% occupancy).
Important Note: All information in this presentation should be read in light of the information and disclaimers set forth on slides 1 through 2 of this presentation.

SkyHarbour

DEVELOPMENT

Project Completion Update

	Facility	Completion Date	Estimated Cost ($mm)	Rentable Square Footage
In Operation				
	SGR	Q4 2020	$10.50	66,080
	BNA	Q4 2022	25.7	149,069
	OPF I	Q1 2023	32	160,092
	SJC	Q1 2024	3	41,464
	CMA	Q4 2024	33	121,931
Under Construction				
	DVT	Q1 2025	51.3 - 56.6	134,270
	APA	Q1 2025	44.8 - 50.8	130,550
	ADS	Q1 2025	32.9 - 34.9	137,835
	OPF II	Q2 2026	34.1 - 38.6	155,100
In Permitting				
	ADS II	Q3 2026	21.5 - 25.2	116,420
	APA II	Q1 2028	34.3 - 38.3	107,135
	BDL I	Q3 2026	26.8 - 33.1	125,400
	DVT II	Q2 2028	34.6 - 38.6	123,646
	IAD I	Q1 2027	61.6 - 67.3	206,800
	IAD II	TBD	TBD	TBD
	ORL I	Q4 2026	36.8 - 41.5	155,100
	ORL II	TBD	TBD	TBD
	POU I	Q2 2026	29.6 - 33.1	103,400
	POU II	Q3 2027	14.8 - 16.5	51,700
	PWK I	Q2 2027	85.8 - 90.1	206,800
	SJC II	Q2 2027	21.0 - 24.0	28,235
	SLC	Q3 2026	44.9 - 49.7	206,800
	TTN	Q4 2026	44.4 - 49.6	171,300
Total			$723.4 - $792.1	~2,700,000







The constructions starts and completions is intended to align with previous guidance regarding timing of future site acquisitions. While we seek additional airfields, any incremental fields acquired beyond such guidance are not reflected in the table above. Our projections associated with the commencement and completion of construction of our properties in development are inherently subjective and require judgement to estimate. We believe that our estimates of timelines are subject to variability based on various factors including, but not limited to, changes in anticipated site plans, hangar mix, hangar specifications, and general market conditions.

SkyHarbour

STRONG LIQUIDITY AND LOWER COST OF CAPITAL

U.S. TREASURIES AND CASH

(In thousands)



$32,803
$94,359
Cash
Treasuries

~$127.2 Million

SERIES 2021 BOND TRADING PERFORMANCE

Yield on 4.25% Bond Due 2054



7.00%
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
6/30/2023
9/30/2023
12/31/2023
3/31/2024
6/30/2024
9/30/2024
12/31/2024

GROWTH CAPITAL

PIPE Closing, NYSE Uplisting and Upcoming Debt Issuance

- PIPE: $75.2 million proceeds at net purchase price of $9.50
- Upcoming Debt Issuance: $150 million

Funded for ~800,000 square feet on 6-7 new phase 1 airport campuses

Sources	($ in thousands)
PIPE Closing	$75,000
Excess SKYH Cash	$15,000
Incremental Debt	$150,000
Total	**$240,000**

Uses	($ in thousands)
Camarillo Acquisition	**$33,000**
6-7 SKYH Phase 1s	**$207,000**




NEW YORK STOCK EXCHANGE


SkyHarbour
NYSE

CAMARILLO (CMA) ACQUISITION

Revenue Capture Potential
- 120,000+ RSF
- Potential Stabilized Revenue: $4.0 million

Demand Growth
- Prime LA-area Market
- Closure of Santa Monica Airport





TRENTON (TTN) – NEW GROUND LEASE

Revenue Capture Potential
- 156,000 RSF
- Potential Stabilized Revenue: $8.0 million

Demand Growth
- Heavy repositioning airport serving NY market
- Overflow of jets from primary airports





HANGAR 1
HANGAR 2
HANGAR 3
HANGAR 4
HANGAR 5
HANGAR 6
AOA ACCESS
AOA ACCESS
CONNECTOR
CONNECTOR
RAMP 280' DEEP
EXSITING STRUCTURES TO BE REMOVED, TYP.
EXISTING CONNECTOR TO BE REMOVED, TYP.
GSE YARD AREA
GSE
24' WIDE VEHICLE/FIRE ACCESS
180'
190'
200'

BOEING FIELD (BFI) – ASSUMED LEASEHOLD IMPROVEMENT & GL

Revenue Capture Potential
- 90,000 RSF
- Potential Stabilized Revenue: $3.0 million

Demand Growth
- Closest airport to downtown Seattle
- Tech Sector Growth




Downtown Seattle
90
5
MT. BAKER
12 min
5.9 miles
SEATTLE
COLUMBIA CITY
14 min
5.7 miles
161
SEWARD PARK
DELRIDGE
RAINIER VALLEY

Q4 HIGHLIGHTS



01
SITE ACQUISITION

- TTN Ground Lease Signed
- CMA Existing Hangar Facility Acquired
- BFI Hangars and Ground Lease Assumed

02
DEVELOPMENT

- DVT & ADS finishing completion and commencing operation
- APA set for delivery by spring 2025
- 2 New projects targeted for delivery in early 2026 (ADS2 and OPF2)
- 14 additional project phases in development
- SH37 Prototype Design Complete

03
LEASING

- Initial leases signed in DVT & ADS
- APA under LOI pending CO
- Preleasing in negotiation for future space in OPF 2 and APA 2
- Actual airport revenues exceeding forecasted revenues

04
OPERATIONS

- Camarillo integration
- Three new fields staff/equipment/SOP in place and commencing operations
- Industry-recognized service offering

SkyHarbour

NEXT TWELVE MONTHS


17
14
8
15
5
4
6
1
2
7
16
12
10
13
11
3
Mexico

01
SITE ACQUISITION

Maximize revenue capture

- Focus = Best fields in USA
- On course to meet 2025 acquisitions target

02
DEVELOPMENT

Scaling

- Scaling program:
  - Quality
    - Time
      - Cost

03
LEASING

Capitalize on growing Sky Harbour brand

- Top residents in the country
- Expose more people to Sky Harbour offering
- Cater to critical players in flight department
  - Pilots, MX, S&D, Security Team

04
OPERATIONS

Laser-focus on the *Sky Harbour Resident*

- Scaling operational footprint and capacity
- Best safety security and efficiency – shortest *Time-to-Wheels-Up*
- Value-enhancing services and partnerships

SkyHarbour

QUESTIONS


SKYH
LISTED
NYSE
SkyHarbour
SKYH
LISTED
NYSE


SkyHarbour


SkyHarbour
AVIATION • INFRASTRUCTURE • REAL ESTATE
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